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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number 1-9601


        Date of Report (date of earliest event reported): May 30, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                  43-0618919
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                               63144
 (Address of principal executive offices)                (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM  8.01        OTHER EVENTS.

                  On May 30, 2008, K-V Pharmaceutical Company (the "Company") announced in a press release that it expects to complete and file its fiscal 2008 Form 10-K with the Securities and Exchange Commission within the automatic extension period ending June 16, 2008 pursuant to a Form 12b-25 filed by the Company today. The Company also expects to file its fiscal 2008 Form 10-Q's by June 16, 2008.

                  A copy of the press release is attached hereto as Exhibit
99.1. The information in this Item 8.01, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this report:

                  Exhibit Number                     Description
                  --------------                     -----------

                      99.1 Press Release dated May 30, 2008, issued by K-V Pharmaceutical Company.

                  The Company has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com.


                                  *    *    *




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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 2, 2008

                                  K-V PHARMACEUTICAL COMPANY


                                  By: /s/ Richard H. Chibnall
                                     ------------------------------------------
                                     Richard H. Chibnall
                                     Vice President, Finance




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